Exhibit 10.2

                                 AMENDMENT NO. 6

                                       to

                                CREDIT AGREEMENT



          This AMENDMENT NO. 6 dated as of July 11, 2007 (this "Amendment") is by and among HAMPSHIRE GROUP, LIMITED (the "Borrower"), HAMPSHIRE DESIGNERS, INC., GLAMOURETTE FASHION MILLS, INC., ITEM-EYES, INC., SB CORPORATION, SHANE HUNTER, INC., MARISA CHRISTINA, INCORPORATED, the Banks party hereto and HSBC Bank USA, National Association, as Agent for the Banks.

                                    RECITALS:
                                    ---------

          A. The Borrower, the Guarantors, the Banks and the Agent have entered into a Credit Agreement and Guaranty dated as of August 15, 2003, as amended by Amendment No. 1 thereto dated as of December 29, 2004, by Amendment No. 2 thereto dated as of November 10, 2005, by Amendment No. 3 and Waiver dated as of August 8, 2006, by Waiver dated as of October 13, 2006, by Amendment No. 4 and Waiver dated as of December 29, 2006 and by Amendment No. 5 and Waiver dated as of March 30, 2007 (as amended, the "Loan Agreement").

          B. The Borrower has requested, and the Banks and the Agent have agreed, for all purposes of Sections 10.02 and 10.04 of the Loan Agreement, to amend the definition of Consolidated Capital Expenditures in Section 1.01 of the Loan Agreement such that the Borrower and its Restricted Subsidiaries may expend an aggregate of up to $8,500,000 for tenant improvements (the "Tenant Improvements") to certain premises proposed to be leased to the Borrower at the building (the "Building") known as 114 West 41St Street, New York, New York (in addition to certain tenant improvements to such premises to be funded by the owner of such Building), and that such expenditures by the Borrower and its Restricted Subsidiaries shall be excluded from the definition of Consolidated Capital Expenditures under Section 1.01 of the Loan Agreement, all upon the terms and conditions set forth herein.

          C. The Banks are agreeable to such amendment, on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration whose receipt and sufficiency are acknowledged, the Borrower, the Guarantors, the Banks and the Agent hereby agree as follows:

          Section 1. Definitions. Each capitalized term used but not defined in


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this Amendment shall have the meaning ascribed to such term in the Loan
Agreement.

          Section 2. Amendment to the Loan Agreement

               2.01 For all purposes of Sections 10.02 and 10.04 of the Loan Agreement, the definition of Consolidated Capital Expenditures in Section 1.01 of the Loan Agreement is amended such that the Borrower and its Restricted Subsidiaries may expend an aggregate of up to $8,500,000 for the Tenant Improvements (in addition to certain tenant improvements to be funded by the owner of the Building), and that such expenditures by the Borrower and its Restricted Subsidiaries shall be excluded from the definition of Consolidated Capital Expenditures under Section 1.01 of the Loan Agreement.

          Section 3. Acknowledgments, Confirmations and Consent.


               3.01 Each of the Borrower and the Guarantors acknowledges and confirms that the Liens granted pursuant to the Security Documents to which it is a party continue to secure the Obligations.

               3.02 Each Guarantor consents in all respects to the execution by the Borrower of this Amendment and acknowledges and confirms that the Guaranty by such Guarantor, as set forth in Article V of the Loan Agreement, guarantees the full payment and performance of all of the Obligations, and remains in full force and effect in accordance with its terms.

          Section 4. Representations and Warranties. The Borrower and each Guarantor, as the case may be, each represents and warrants to the Lenders and the Agent as follows:


               4.01 After giving effect to this Amendment, (i) each of the representations and warranties set forth in Article VII of the Loan Agreement is true and correct in all respects as if made on the date of this Amendment, and
(ii) no Default or Event of Default exists under the Loan Agreement.

               4.02 The Borrower and each Guarantor has the power to execute, deliver and perform, and has taken all necessary action to authorize the execution, delivery and performance of, this Amendment and the other agreements, instruments and documents to be executed by it in connection with this Amendment. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of, or filing with, any governmental authority, bureau or agency is or will be required in connection with the execution, delivery or performance by the Borrower or any Guarantor, or the validity, enforcement or priority, of this Amendment and the other agreements, instruments and documents executed in connection with this Amendment.


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               4.03 The execution, delivery and performance by the Borrower and each Guarantor of this Amendment will not violate any Law, and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Law except those in favor of the Agent.

               4.04 This Amendment has been duly executed and delivered by the Borrower or such Guarantor, as the case may be, and constitutes the valid and legally binding obligation of the Borrower or such Guarantor, as the case may be, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

          Section 5. Miscellaneous.


               5.01 Except as specifically modified by this Amendment, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

               5.02 THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

               5.03 This Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.


               5.04 The Borrower agrees to pay the Agent upon demand all reasonable expenses, including reasonable fees of attorneys for the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and any other agreements, instruments and documents executed or furnished in connection with this Amendment.

          Section 6. Effectiveness of Amendment. This Amendment shall become effective as of the date first written above upon receipt by the Agent of (i) original counterparts of this Amendment duly executed by the Borrower, the Guarantors and the Required Banks, and (ii) payment of the Agent's legal fees and expenses.

                            [signature pages follow]


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                                                   By:

          IN WITNESS WHEREOF, the Borrower, the Guarantors, the Banks and the Agent have signed and delivered this Amendment as of the date first written above.


                              HAMPSHIRE GROUP, LIMITED


                              By:  /s/ Health L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Vice Presdient and General Counsel

                              HAMPSHIRE DESIGNERS, INC.


                              By:  /s/ Health L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary

                              GLAMOURETTE FASHION MILLS,
                              INC.


                              By:  /s/ Health L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary

                              ITEM-EYES, INC.


                              By:  /s/ Health L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary

                              SB CORPORATION


                              By:  /s/ Health L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary


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                              SHANE HUNTER, INC.


                              By:  /s/ Health L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary

                              MARISA CHRISTINA, INCORPORATED


                              By:  /s/ Health L. Golden
                                   ---------------------------------------------
                              Name:   Heath L. Golden
                              Title:  Secretary

                              HSBC BANK USA, NATIONAL
                              ASSOCIATION, as a Bank, as Letter of
                              Credit Issuing Bank (for all Letters of Credit other than Existing Letters of Credit) and as Agent


                              By:  /s/ Richard J. Elias
                                   ---------------------------------------------
                              Name:   Richard J. Elias
                              Title:  Vice President

                              THE CIT GROUP/COMMERCIAL
                              SERVICES, INC.


                              By:  /s/ Georgia Tetteris
                                   ---------------------------------------------
                              Name:   Georgia Tetteris
                              Title:  Vice President

                              JPMORGAN CHASE BANK, N.A., as a
                              Bank and as Letter of Credit Issuing Bank
                              (for the Existing Letter of Credit)


                              By:  /s/ Joseph Nastri
                                   ---------------------------------------------
                              Name:   Joseph Nastri
                              Title:  Senior Vice President


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                              ISRAEL DISCOUNT BANK OF NEW
                              YORK, as a Bank


                              By:  /s/ Juan C. Zaino
                                   ---------------------------------------------
                              Name:   Juan C. Zaino
                              Title:  First Vice President


                              By:  /s/ Matilde Reyes
                                   ---------------------------------------------
                              Name:   Matilde Reyes
                              Title:  First Vice President

                              BANK OF AMERICA, N.A., as a Bank


                              By:  /s/ Susan L. Callahan
                                   ---------------------------------------------
                              Name:   Susan L. Callahan
                              Title:  Vice President

                              WACHOVIA BANK, NATIONAL
                              ASSOCIATION, as a Bank


                              By:  /s/ Tim Sechrest
                                   ---------------------------------------------
                              Name:   Tim Sechrest
                              Title:  Vice President


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